UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  May 2, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03  Bankruptcy or Receivership.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

Plan Confirmation and Treatment of Claims and Interests

Also as previously disclosed, on March 29, 2018, the Bankruptcy Court approved the solicitation of the Company’s proposed plan of reorganization (the “Proposed RI Plan”) for the resolution of the outstanding claims against and interests in the Company pursuant to section 1121(a) of the Bankruptcy Code, and the accompanying proposed disclosure statement with respect to the Proposed RI Plan.

The Proposed RI Plan was solicited by the Company and approved by the two classes entitled to vote on the Proposed RI Plan – Class 5, the holders of common stock of the Company (“Common Stock”),  and Class 4, the holder of Series B Non-Participating Preferred Stock (the “Series B Preferred”) of the Company.

On May 2, 2018,  following a confirmation hearing, the Bankruptcy Court entered an order (“Confirmation Order”) confirming the Company’s amended plan of reorganization (“RI Plan”), which superseded the Proposed RI Plan in all respects.  The Confirmation Order is subject to a stay that will expire at 12:01 a.m. on May 9, 2018. Accordingly, the Company expects that the effective date of the RI Plan (the “Effective Date”) will occur on May 9, 2018.

The following is a summary of the material terms of the RI Plan.   Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the RI Plan.

The RI Plan generally provides for the payment in full of all timely filed and undisputed claims held by the Company’s secured and unsecured creditors, with secured creditors’ claims to be paid in full in cash or as otherwise permissible by the Bankruptcy Code, and each of unsecured priority claims and general unsecured creditors’ claims to be paid in full in cash or otherwise as the holders of such claims agree.

Under the RI Plan, because Class 5 voted to approve the Proposed RI Plan, the holders of the Common Stock interests that are outstanding prior to the Effective Date will receive their pro rata share of 20% of the common stock of the Company (the “New Common Stock”) to be issued and outstanding as of the Effective Date in full satisfaction, release and discharge of and in exchange for such allowed common interests. The holders of the Company’s Series B Preferred interests will, in addition to a $2 million cash payment, receive 31% of the New Common Stock as of the Effective Date in full satisfaction, release and discharge of and in exchange for such the Series B Preferred shares.

Further, as provided in the RI Plan, as of the Effective Date, the Reorganized Company will issue the number of shares, in the aggregate, that is equal to 49% of the New Common Stock to those entities (or their affiliates) who provided the Company’s debtor-in-possession financing (the “DIP Facility”) and sponsors of the Proposed RI Plan (the “SPA Investors”) for $17.5 million, less the amount of outstanding principal and interest on the DIP Facility, pursuant to a Securities Purchase Agreement to be entered into with such parties on the Effective Date (the “SPA”). The funding of payments to the Company’s creditors, the $2 million cash settlement to the holder of the Company’s Series B Preferred interests and other costs and expenses necessary to consummate the RI Plan shall be made from the proceeds of such sale to the SPA Investors.    Holders of warrant interests shall receive in full satisfaction, settlement, release and discharge of and exchange for such allowed warrant interests, $0.09 per warrant, and such warrants shall be cancelled on the Effective Date.  All option contracts, other warrant interests and other equity interests not already exercised, converted or exchanged for the Common Stock are otherwise to be terminated under the RI Plan as of the Effective Date.

On the Effective Date, the Company will adopt new organizational documents, which include a change of the Company’s name to “ELAH Holdings, Inc.”, and the board of directors of the Reorganized Company will be fixed at five persons in a three-class, classified board structure. These five directors will be appointed as of the Effective Date: two to be appointed by the SPA

Investors, one to be appointed by the holder of the Company’s Series B Preferred Interests, one who has been selected by the Company to represent existing common stock interest holders, and one independent director.  On the Effective Date, the officers of the Company will continue to serve as officers of the Reorganized Company.

The Reorganized Company’s revised organizational documents will continue to have similar transfer restrictions on any transfer of shares that would result in a holder obtaining 4.9 percent or greater of the total outstanding issued New Common Stock that presently are contained in the Company’s Amended and Restated Bylaws.

The RI Plan further provides that the Reorganized Company will abandon the equity interests in RAIH upon the earlier of the consummation of the sale of the assets of Real Alloy or June 30, 2018.

The foregoing descriptions of the Confirmation Order and RI Plan do not purport to be complete and are qualified in their entirety by reference to the Confirmation Order and RI Plan attached hereto as Exhibit 99.1 and 2.1, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

As set forth under the RI Plan, on the Effective Date, the shares of Common Stock will be cancelled, and holders of such shares of Common Stock of the Company will receive one share of New Common Stock for each 200 shares of Common Stock held.  As provided in the RI Plan, fractional shares created by such 1:200 exchange ratio will be rounded up at 0.51 shares or more and down at 0.50 shares or less, and there will be no cash payment in lieu of fractional shares. Therefore, holders of 100 or fewer shares of Common Stock prior to the Effective Date will receive no shares or cash as a result of the action in the RI Plan. In connection with the processing of the reorganized capitalization of the Company by the Company’s transfer agent, FINRA, and the Depository Trust Company, the Company anticipates there may be a period of time in which the Common Stock and New Common Stock may have suspended trading or trade on a very limited basis, while the administration of the new capitalization as set forth in the RI Plan is being implemented.

Further, as previously disclosed, under the Proposed RI Plan and RI Plan, the Company intends to deregister its common stock from reporting with the Securities and Exchange Commission (“SEC”) and expects to file a Form 15 with the SEC as soon as practicable.   The Company expects that the common stock of the Reorganized Company will continue to trade, subject to the foregoing paragraph, on the Over The Counter Pink Sheets.

.03

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings and through the Effective Date is highly speculative and poses substantial risks.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with the Chapter 11 Proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in the Chapter 11 Proceedings; our ability to discharge claims in the Chapter 11 Proceedings; our ability to have the RI Plan effectuated, including on the expected timeline; the Company’s ability to meet all of the closing conditions in the transaction documents to be executed in connection with the RI Plan; the trading of Common Stock or New Common Stock; Real Alloy’s negotiations with the purchaser of the Real Alloy business or definitive purchase and ancillary agreements and ability to comply with the terms of such agreements; Real Alloy’s ability to close its sale and the timing thereof; negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade and other unsecured creditors; risks and uncertainties with performing under the terms of the Debtors’ DIP financing arrangements and any other arrangement with lenders or creditors while in the Chapter 11 Proceedings; the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; negotiations with DIP lenders; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 Proceedings; our ability to retain employees, suppliers and customers as a result of the Chapter 11 Proceedings; the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 Proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors; our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements; the ability to control costs during the Chapter 11 Proceedings; the risk that the Chapter 11 Proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following the Chapter 11 Proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders, our creditors and any committee approved by the bankruptcy court; negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; Real Alloy’s ability to meet the closing conditions of its sale, including obtaining third party approvals; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in the Chapter 11 Proceedings;  changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-K filed with the Securities and Exchange Commission (“SEC”) on April 5, 2018, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 2.1Amended Plan of Reorganization for Real Industry, Inc.

Exhibit 99.1Findings of Fact, Conclusions of Law and Order Confirming the Plan of Reorganization for Real Industry, Inc.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Amended Plan of Reorganization for Real Industry, Inc.
99.1	Findings of Fact, Conclusions of Law and Order Confirming the Plan of Reorganization for Real Industry, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: May 4, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel